     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 31, 1999


                                                      REGISTRATION NO. 333-56231
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--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ---------------------


                                AMENDMENT NO. 5

                                       TO
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------
                                  OPTEL, INC.
             (Exact name of registrant as specified in its charter)
                             ---------------------

            DELAWARE                             4841                            95-4495524
  (State or other jurisdiction       (Primary Standard Industrial             (I.R.S. Employer
of incorporation or organization)     Classification Code Number)            Identification No.)

                            1111 W. MOCKINGBIRD LANE
                              DALLAS, TEXAS 75247
                                 (214) 634-3800
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                             ---------------------
              LOUIS BRUNEL, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                  OPTEL, INC.
                            1111 W. MOCKINGBIRD LANE
                              DALLAS, TEXAS 75247
                                 (214) 634-3800
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                             ---------------------
                                   Copies to:

      RALPH J. SUTCLIFFE, ESQ.           MICHAEL E. KATZENSTEIN, ESQ.      JONATHAN A. SCHAFFZIN, ESQ.
  KRONISH LIEB WEINER & HELLMAN LLP              OPTEL, INC.                 CAHILL GORDON & REINDEL
     1114 AVENUE OF THE AMERICAS           1111 W. MOCKINGBIRD LANE               80 PINE STREET
    NEW YORK, NEW YORK 10036-7798            DALLAS, TEXAS 75247             NEW YORK, NEW YORK 10005
           (212) 479-6000                       (214) 634-3800                    (212) 701-3000

                             ---------------------
    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: As soon as practicable after the effective date of this Registration Statement.

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), check the following box. [ ]

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                             ---------------------

                        CALCULATION OF REGISTRATION FEE
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
                                                       PROPOSED MAXIMUM        PROPOSED MAXIMUM
   TITLE OF SECURITIES         NUMBER OF SHARES         OFFERING PRICE        AGGREGATE OFFERING          AMOUNT OF
     TO BE REGISTERED          TO BE REGISTERED           PER SHARE                PRICE(1)            REGISTRATION FEE
--------------------------------------------------------------------------------------------------------------------------
Class A Common Stock, par
  value $.01 per share....                                                       $100,000,000             $29,500(2)
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457 under the Securities Act.

(2) Previously paid on June 5, 1998.
                             ---------------------
    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, the Company has duly caused this Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on this 30th day of March, 1999.


                                            OPTEL, INC.

                                            By:   /s/ BERTRAND BLANCHETTE
                                              ----------------------------------
                                                     Bertrand Blanchette
                                                   Chief Financial Officer


     Pursuant to the requirements of the Securities Act, this Amendment No. 5 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated below.



                      SIGNATURE                                    TITLE                     DATE
                      ---------                                    -----                     ----
Principal Executive Officer:

                          *                            President and Chief Executive    March   , 1999
-----------------------------------------------------    Officer
                    Louis Brunel

Principal Financial and Accounting Officers:

               /s/ BERTRAND BLANCHETTE                 Chief Financial Officer          March 30, 1999
-----------------------------------------------------
                 Bertrand Blanchette

                          *                            Controller                       March   , 1999
-----------------------------------------------------
                    Craig Milacek

Directors:

                          *                            Chairman of the Board            March   , 1999
-----------------------------------------------------
                    Andre Chagnon

                          *                            Vice Chairman of the Board       March   , 1999
-----------------------------------------------------
                    Alain Michel

                          *                            Director                         March   , 1999
-----------------------------------------------------
                    Louis Brunel

                          *                            Director                         March   , 1999
-----------------------------------------------------
                  Frederick W. Benn

                          *                            Director                         March   , 1999
-----------------------------------------------------
                  Christian Chagnon

                          *                            Director                         March   , 1999
-----------------------------------------------------
                   William O. Hunt

                          *                            Director                         March   , 1999
-----------------------------------------------------
                 R. Douglas Leonhard

                      SIGNATURE                                    TITLE                     DATE
                      ---------                                    -----                     ----

                          *                            Director                         March   , 1999
-----------------------------------------------------
                    Lynn McDonald

                          *                            Director                         March   , 1999
-----------------------------------------------------
                  Jayne L. Stowell

*By:   /s/ BERTRAND BLANCHETTE
     -------------------------------
           Bertrand Blanchette
           as attorney-in-fact

                                 EXHIBIT INDEX

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
           1.1           -- Proposed Form of Underwriting Agreement.*
           2.1           -- Purchase Agreement (the "ICS Purchase Agreement") among
                            OpTel, ICS and ICS Licenses, Inc., dated as of March 4,
                            1998.(4)
           2.2           -- Amendment Number One to the ICS Purchase Agreement, dated as of March 4, 1998.(4)
           2.3           -- Purchase Agreement (the "Phonoscope Purchase Agreement"),
                            dated as of August 13, 1997, among OpTel, Phonoscope,
                            Ltd., Phonoscope Management L.C., Lee Cook, Alton Cook
                            and Lee Cook Family Trust.(2)
           2.4           -- Amendment Number One to the Phonoscope Purchase
                            Agreement, dated as of August 13, 1997.(4)
           2.5           -- Amendment Number Two to the Phonoscope Purchase
                            Agreement, dated as of August 13, 1997.(4)
           3.1           -- Amended and Restated Certificate of Incorporation of
                            OpTel, together with all amendments thereto.*
           3.2           -- Amended and Restated Bylaws of OpTel.*
           3.3           -- Certificate of Designation of Voting Power, Designations,
                            Preferences, Limitations, Restrictions and Relative
                            Rights of the Series A Preferred.(4)
           3.4           -- Certificate of Designation of Voting Power, Designations,
                            Preferences, Limitations, Restrictions and Relative
                            Rights of the Series B Preferred.(4)
           4.1           -- See the Amended and Restated Certificate of Incorporation
                            and amendments thereto filed as Exhibit 3.1 and the
                            Amended and Restated Bylaws filed as Exhibit 3.2.
           4.2           -- Indenture, dated as of February 14, 1997, between OpTel and U.S. Trust Company of Texas, N.A., as Trustee and as
                            Escrow Agent.(1)
           4.3           -- Form of 1997 Note (included in Exhibit 4.2).(1)
           4.4           -- Escrow Agreement, dated as of February 14, 1997, between
                            OpTel and U.S. Trust Company of Texas, N.A., as Trustee
                            and as Escrow Agent.(1)
           4.5           -- Indenture dated as of July 7, 1998 between OpTel and U.S.
                            Trust Company of Texas, N.A., as Trustee.(5)
           4.6           -- Form of 1998 Note (included in Exhibit 4.5).(5)
           4.7           -- Escrow Agreement, dated as of July 7, 1998 between OpTel and U.S. Trust Company of Texas, N.A., as Trustee and
                            Escrow Agent.(5)
           4.8           -- Form of Stock Certificate for the Common Stock.*
           5.1           -- Opinion of Kronish Lieb Weiner & Hellman LLP.*
           8.1           -- Opinion of Kronish Lieb Weiner & Hellman LLP re: Tax
                            matters (included in Exhibit 5.1).
          10.1           -- Stockholders' Agreement dated as of August 15, 1997 by
                            and among VPC, CDPQ and OpTel.(3)
          10.2           -- Stockholders' Agreement dated as of April 9, 1998 among
                            OpTel, Nomura, MCI, GVL and ICS.(4)
          10.3           -- Common Stock Registration Rights Agreement, dated as of
                            February 14, 1997, among OpTel, VPC, GVL and Salomon
                            Brothers Inc and Merrill Lynch, Pierce, Fenner & Smith
                            Incorporated and U.S. Trust Company of Texas, N.A.(1)
          10.4           -- Registration Rights Agreement, dated as of August 15,
                            1997, between OpTel and CDPQ.(2)

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
          10.5           -- Registration Rights Agreement dated as of April 9, 1998, between OpTel, ICS, Nomura and MCI.(4)
          10.6           -- Warrant Agreement dated as of September 1, 1996, between
                            OpTel and James A. Kofalt.(1)
          10.7           -- Warrant Agreement, dated as of July 11, 1997, between
                            OpTel and Rory O. Cole.(2)
          10.8           -- Lease Agreement dated July 25, 1995 between Space Center
                            Dallas, Inc. and OpTel.(1)
          10.9           -- First Amendment to Lease Agreement dated August 8, 1996 between Space Center Dallas, Inc. and OpTel.(1)
          10.10          -- Restated Incentive Stock Plan of OpTel, dated June 4,
                            1998, as amended on January 25, 1999.*
          10.11          -- Annual Bonus Plan of OpTel.(1)
          10.12          -- 1998 Employee Stock Purchase Plan of OpTel.*
          10.13          -- Employment Agreement between Bertrand Blanchette and
                            OpTel, dated June 17, 1996.(6)
          10.14          -- Employment Agreement between Stephen Dube and OpTel,
                            dated November 19, 1996.(6)
          10.15          -- Employment Agreement between Lynn Zera and OpTel, dated
                            November 7, 1995.(6)
          10.16          -- Employment Agreement between Louis Brunel and OpTel dated
                            November 15, 1996.(1)
          10.17          -- Employment Agreement between Michael Katzenstein and
                            OpTel dated September 18, 1995.(1)
          10.17(a)       -- Employment Agreement between Michael Katzenstein and
                            OpTel dated January 14, 1998.(6)
          10.18          -- Separation Agreement dated as of July 11, 1997, between
                            OpTel and Rory O. Cole.(4)
          10.19          -- City of Houston, Texas, Ordinance No. 89-338 dated March
                            29, 1989 granting to PrimeTime Cable Partners I, Ltd. the
                            right to operate for 15 years a Community Antenna
                            Television System, and subsequent ordinances consenting
                            to assignment of rights to EagleVision and to TVMAX
                            Communications (Texas), Inc.(1)
          10.20          -- City of Houston, Texas, Ordinance No. 97-285 dated March
                            19, 1997, granting TVMAX Communications (Texas), Inc. a
                            temporary permit to operate a Telecommunications
                            Network.(1)
          10.21          -- City of Houston, Texas, Ordinance No. 97-1088 dated
                            September 3, 1997, extending to TVMAX Communications
                            (Texas), Inc. a temporary permit to operate a
                            Telecommunications Network (originally granted pursuant
                            to the permit referenced in Exhibit 10.20 hereto).(2)
          10.22          -- City of Houston, Texas, Ordinance No. 97-1567 dated
                            December 23, 1997, granting to TVMAX Communications
                            (Texas), Inc. a franchise to operate a Telecommunications
                            Network (superseding and replacing the temporary permits
                            referenced in Exhibits 10.20 and 10.21 hereto).(4)
          10.23          -- Amendment Number 001 to the Videotron/Lucent Agreement,
                            dated August 28, 1997, among Videotron Telecom Ltee and
                            Lucent Technologies Canada Inc. and TVMAX and Lucent
                            Technologies Inc.(2)

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
          10.24          -- Interconnection Agreement under Sections 251 and 252 of the Telecom Act by and between Southwestern Bell
                            Telephone Company and OpTel (Texas) Telecom, Inc.(2)
          10.25          -- Residential Reseller Agreement dated as of May 29, 1998 by and between Teleport Communications Group Inc. and
                            TVMAX.(7)**
          10.26          -- Strategic Alliance Agreement dated as of March 10, 1998 between I(3)S, Inc. and TVMAX.(6)**
          10.27          -- EchoStar Satellite Corporation MDU Dealer Agreement,
                            dated as of January 14, 1999, by and between EchoStar and
                            TVMAX Telecom, Inc.***
          10.28          -- Conversion and Exchange Agreement.*
          21.1           -- List of subsidiaries of OpTel.*
          23.1           -- Consent of Kronish Lieb Weiner & Hellman LLP (included in exhibit 5.1).
          23.2           -- Consent of Deloitte & Touche LLP.
          24.1           -- Power of Attorney as set forth on the signature page of this Registration Statement filed with the Commission on
                            June 5, 1998.
          24.2           -- Power of Attorney.


---------------

  (1) Filed as an exhibit to OpTel's registration statement on Form S-4 filed with the Commission on April 10, 1997, and incorporated herein by reference.

  (2) Filed as an exhibit to the Company's 10-K filed with the Commission for fiscal year ended August 31, 1997, and incorporated herein by reference.

  (3) Filed as an exhibit to the Company's 10-K/A filed with the Commission for fiscal year ended August 31, 1997, and incorporated herein by reference.

  (4) Filed as an exhibit to OpTel's registration statement on Form S-1 filed with the Commission on June 5, 1998, and incorporated herein by reference.

  (5) Filed as an exhibit to Amendment No. 2 to OpTel's registration statement on Form S-1/A filed with the Commission on August 14, 1998, and incorporated herein by reference.

  (6) Filed as an exhibit to OpTel's registration statement on Form S-4 filed with the Commission on September 4, 1998, and incorporated herein by reference.

  (7) Filed as an exhibit to Amendment No. 1 to OpTel's registration statement on Form S-4 filed with the Commission on October 9, 1998, and incorporated herein by reference.

   *  To be filed by Amendment to this Registration Statement.

  ** The Commission granted the Company's request for confidential treatment of portions of this document in an order dated October 9, 1998.


 *** Filed pursuant to a request for confidential treatment of portions of this document filed with the Commission on March 31, 1999.